SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               October 11, 1994
Date of Report ........................................................
                    (Date of earliest event reported)


                         CHRYSLER FINANCIAL CORPORATION
.......................................................................
          (Exact name of registrant as specified in its charter)


State of Michigan                    1-5966              38-0961430
.......................................................................
(State or other jurisdiction       (Commission)        (IRS Employer
  of incorporation)                   File No.)     Identification No.)


               27777 Franklin Rd., Southfield, Michigan 48034
               ..............................................
                 (Address of principal executive offices)



                                                   (810) 948-3060
Registrant's telephone number, including area code....................

Item 5.  Other Events.

    On October 11, 1994, the registrant released its financial statements for nine months ended September 30, 1994. A copy of such financial statements and review report by independent public accountants is annexed as Exhibit 99 to this Report and by this reference incorporated herein and made a part hereof.

    Deloitte & Touche LLP, the Company's independent public accountants, performed a review of the financial statements for the nine months ended September 30, 1994 in accordance with the standards for such review established by the American Institute of Certified Public Accountants. The review did not constitute an audit, and accordingly, Deloitte & Touche LLP did not express an opinion on the aforementioned data. Based on their review, Deloitte & Touche LLP was not aware of any material modifications that should have been made to the consolidated financial statements for them to be in conformity with generally accepted accounting principles.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

    Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

    (a)  Financial statements of businesses acquired;

         None

    (b)  Pro forma financial information:

         None

    (c)  Exhibits:

         15   Letter re unaudited interim financial information.

         27   Financial Data Schedule.

         99   Copy of financial statements of Chrysler Financial
              Corporation for the quarter ended September 30, 1994.

                                SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHRYSLER FINANCIAL CORPORATION



Date:  October 11, 1994                By:/s/Robert A. Link
                                          ----------------------------
                                            Robert A. Link
                                            Secretary

                               EXHIBIT INDEX


Exhibit
  No.         Description of Exhibit
- -------       ----------------------

Exhibit

   15         Letter re unaudited interim financial information.

   27         Financial Data Schedule.

   99         Copy of financial statements of Chrysler Financial
              Corporation for the nine months ended September 30, 1994.